Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, McKeel O Hagerty, Chief Executive Officer of Hagerty, Inc. (the “Company”), hereby certify, that, to my knowledge:

1.    The Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 4, 2025
	By:	/s/ McKeel O Hagerty
McKeel O Hagerty
Chief Executive Officer
(Principal Executive Officer)